Exhibit 10.2

THIRD AMENDMENT EXTENDING TERM OF EMPLOYMENT AGREEMENT

THIS AGREEMENT dated June 11, 2015 between John a/k/a Jack McGrath, an individual (“Executive”) and JAKKS Pacific, Inc., a Delaware corporation (the “Company”), amends the Employment Agreement (as such term is defined below) between the Executive and the Company.

WITNESSETH

WHEREAS, Executive and the Company entered into an Employment Agreement on March 4, 2010 which was effective January 1, 2010, which was amended by a First Amendment to Employment Agreement dated August 23, 2011 and further amended by a Second Amendment to Employment Agreement dated May 15, 2013 (as amended and extended, collectively referred to as the “Employment Agreement”); and

WHEREAS, Executive and the Company desire to extend the Term of the Employment Agreement without modifying, changing, or otherwise amending any other provisions of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intended to be legally bound hereby, agree as follows:

1.	Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Employment Agreement.

2.	Section 2 of the Employment Agreement is modified in its entirety to read as follows:

“Term. The employment of Executive hereunder shall commence on the Effective Date and continue until December 31, 20178, subject to earlier termination on the terms and conditions provided elsewhere in this Agreement (the “Term”). As used herein, “Termination Date” means the last day of the Term.”

3.	Except as expressly set forth herein, all other terms and provisions of the Employment Agreement as amended shall remain in full force and effect and unmodified hereby, and Executive shall be entitled to continue to receive all other benefits provided thereunder.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above, intending to be legally bound hereby.

Executive:	JAKKS PACIFIC, INC.

By:
John a/k/a Jack McGrath		Stephen Berman
President & CEO